UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 21, 2013

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02	Results of Operations and Financial Condition

On February 21, 2013, Community Health Systems, Inc. (the “Company”) announced operating results for the fourth quarter and year ended December 31, 2012. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 7.01	Regulation FD Disclosure

The press release referred to in Item 2.02 above also includes the Company’s 2013 annual earnings guidance. The 2013 guidance is based on the Company’s historical operating performance, current trends and other assumptions that the Company believes are reasonable at this time as set forth on pages 15, 16 and 17 of the press release. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Community Health Systems, Inc. Press Release, dated February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013		COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director
(principal financial officer)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
Vice President and Chief Accounting Officer
(principal accounting officer)

Index to Exhibits

Exhibit Number	Description

99.1	Community Health Systems, Inc. Press Release, dated February 21, 2013.

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